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                                  SMITH BARNEY
                                   PRINCIPAL
                                  RETURN FUND
                            SECURITY AND GROWTH FUND
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               CLASSIC SERIES | ANNUAL REPORT | NOVEMBER 30, 2000

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(TM)

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

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  A MESSAGE FROM THE CHAIRMAN
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                                [PHOTO OMITTED]

                                HEATH B.
                                MCLENDON
                                CHAIRMAN

                                ----------

The year 2000 began on a strong note, as investor appetite for "New Economy"(1) stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled, and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates, the euro's(2) persistent weakness against the dollar, and a spike in oil prices. The combination of these factors resulted in a sharp decline in stock prices throughout the year, especially in the technology sector.

The Smith Barney Principal Return Fund -- Security and Growth Fund ("Fund") invests a portion of its assets in zero coupon bonds,(3) which will insure the preservation of the original capital invested in the Fund, and the remainder of the assets in the Fund are invested in small and mid-capitalization companies. Portfolio manager John Goode looks to invest in companies that he believes have the ability to appreciate substantially faster than the market. The bond segment of the Fund's portfolio protects your initial investment in the event of any stock market downturn by providing a return of each shareholders' original investment at the time of the Fund's maturity date in August 2005.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

December 21, 2000

----------
(1) The New Economy represents those companies in the technology, telecommunications, and Internet sectors.
(2) The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.
(3) A zero coupon bond is an investment vehicle that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.


      1   Security and Growth Fund  |  2000 Annual Report to Shareholders

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Principal Return Fund -- Security and Growth Fund ("Fund") for the year ended November 30, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

While no promises can be made about the future, the Fund's performance over the last fiscal year has been quite impressive. For the year ended November 30, 2000, the Fund returned 43.74%.(1) In comparison, the Russell 2000 Index(2) and the Lehman Brothers Intermediate Term Government Bond Index(3) returned a negative 0.58% and 8.22%, respectively, for the same period. (Past performance is not indicative of future results.)

At fiscal year-end the U.S. Treasury Strips(4) (maturing 8/15/05) accounted for 44.5% of the Fund's total investments. These bonds are held in the account to assure that 100% of original capital investments in 1995 will be available in August, 2005 even if all equity investments became worthless, which is a highly unlikely event. The common stock segment of the portfolio had a stellar year with the equity component appreciating 103.19%.

Investment Strategies & Asset Allocation in Last Fiscal Year

Stock selection and asset allocation decisions played a major role in generating positive stock returns in the Fund's fiscal year. Early in the year, we witnessed one of the great speculative bubbles in the last 50 years as investors ignored virtually all areas of the stock market with the exception of technology, including Internet shares.

----------
(1) The investment return cited does not reflect sales charges because the minimum initial sales charge of 4.00% was only applicable during the Fund's initial offering.
(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(3) The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. Please note an investor cannot invest directly in an index.
(4) A strip bond is bond separated into its two components: periodic interest payments and principal repayment. Each of the interest payments and the principal repayment are stripped apart from a brokerage firm and sold individually as zero-coupon securities.


      2   Security and Growth Fund  |  2000 Annual Report to Shareholders

We had purchased a number of technology stocks in 1996 through 1998 and these issues did very well as the speculative advance took place. We were keenly aware that Wall Street was minting a record number of "intellectual property" companies in 1999 and six months after their initial public offerings ("IPO's"), insiders and venture capitalists could sell a substantial amount of their stock if they chose.

Early this year, we knew that at least $120 billion of so-called lock-up stock might come to the market in the March through June 2000 time frame. Given the speculative frenzy in technology and valuations that defied rational thinking, we thought the potential "tsunami of supply" was cause for action.

As a result, we sold technology issues aggressively early in the Fund's fiscal year. Stocks like Geoworks Corp. (a provider of mobile e-commerce and information software and technical services) and Cypress Semiconductor Corp. shares (a designer, developer and manufacturer of high-performance digital and mixed-signal integrated circuits) were eliminated from the portfolio. As its share price advanced, we reduced substantially our holdings in Adobe Systems Inc. (a provider of graphic design, publishing, imaging software for Web and print production). As a result of these sales, the Fund essentially went on a "technology free" diet as the technology sector weighting dropped substantially. We note that these actions were taken well before many others began looking for the exits with their holdings of technology shares.

The assets freed up from technology were invested, for the most part, in sectors that had been in their own personal bear markets for up to two years. These included companies in the energy, financial services and healthcare sectors. Representative purchases included:

      o Countrywide Credit Industries Inc. (engaged primarily in mortgage banking business by purchasing and selling and servicing mortgage loans);

      o First American Corp. (involved in the business information and related products and services);

      o Healthnet International Inc. (a provider of health care services to about 50,000 Californians);

      o AmeriSource Health (a wholesale distributor of pharmaceuticals and related health care services);


      3   Security and Growth Fund  |  2000 Annual Report to Shareholders

      o Anadarko Petroleum (engaged in the exploration, development, production and marketing of natural gas and crude oil);

      o R&B Falcon (a provider of marine contact drilling and ancillary services); and

      o Varco International (a supplier of technical services and highly engineered products to the oil and gas drilling, production and transmission industries worldwide).

>From their lows earlier in the year, we are pleased to report these companies have appreciated substantially, often more than 50% during the last nine months time.

It should be noted that many of the stocks in the portfolio are small and mid-cap issues.(5) This type of company fared poorly in 1998 through 1999 but in recent months, this sector of the market has come back strongly. Small and mid-cap value stocks(6) have had a stellar year so far in 2000. Companies such as Equifax (a provider of information services to businesses to help them grant credit and process credit cards), Carnival Corp. (the world's largest multiple-night cruise company), Callaway Golf Co. (a designer, developer and manufacturer of high quality golf clubs and golf balls), Precision Castparts (a manufacturer of complex structural castings and airfoil castings) and Engelhard Corp. (a manufacturer and marketer of technology-based performance products for industrial customers) are some of the smaller and mid-cap companies added to the Fund's portfolio that also enhanced returns during the period.

Market volatility has been our friend in the last year. Our investment approach tries to identify "leading franchises selling at depressed prices for reasons thought to be temporary." This means that price is an important part of our decision-making process, whether buying or selling securities. In terms of our approach to buying, we look to identify "rubber balls" rather than "broken eggs." The former is indicative of a company that may be out-of-favor now but has a business franchise that suggests it may return to investor favor in the future. "Broken eggs" are inexpensive stocks that we think deserve to be so.

The incredible volatility in the stock market this year has afforded us opportunities to reduce positions that seemed to be at very high valuations and replace them

----------
(5) Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.
(6) Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.


      4   Security and Growth Fund  |  2000 Annual Report to Shareholders
with what we deem are outstanding companies that, for a time, seemed to be selling at prices that incorporated very low investor expectations. The buying and selling we did this year in Fund is consistent with our philosophy that is designed to produce solid results consistent with maintaining acceptable overall portfolio risk.

Market Outlook For The Next Six Months

In our opinion, the stock market is transitioning from the "casino mentality" in evidence in 1999 and the early part of 2000 to one that reflects more traditional investment thinking. Whenever this takes place, market turbulence increases and it can be difficult to identify sustainable trends. Therefore it may be useful to comment, not just about the next six months, but what may lie ahead in the next few years.

Jeremy Siegel in his book "Stocks For the Long Run" shows that common stocks have generated 7% annualized returns, in real terms (inflation adjusted), since 1802, a period nearing 200 years. Between 1966 to 1982, common stocks, as measured by the Standard and Poor's 500 Index ("S&P 500"),(7) stocks actually lost 0.4% in real terms. Conversely, between 1982 to 2000, common stocks provided real returns of 13%, as measured by the S&P 500. When the two periods are merged, the result is 7% real returns over the 33-year period of time.

In our opinion, the next few years may see markets that resemble neither the 1966-1982 nor the 1982-1999 periods. We feel the stock market may generate 7% real returns in the next few years and if inflation averages 3%, this implies a 10% nominal return environment. In such an environment, the stock market may broaden and incorporate many sectors of the market that have not done well in recent years. In a 10% return market environment, by definition, many more stocks can reach this hurdle rate of return. (Of course no assurance can be given that our expectations will come true.)

We think the S&P 500, especially the largest companies, may experience some price/earnings ("P/E")(8) contraction. Between 1995 through 2000, the S&P 500 P/E ratio doubled providing 15% annual returns from P/E expansion alone. We think this process is over and that the "cult stocks" (i.e. largest companies) in the S&P 500 may actually lose "P/E altitude."

----------
(7) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. Please note an investor cannot invest directly in an index.
(8)   A P/E ratio is the price of a stock divided by its earnings per share.


      5   Security and Growth Fund  |  2000 Annual Report to Shareholders

The markets we envision may reward diversification in two ways. Risks may be spread as they always are with effective diversification. However, in the next few years, diversification may actually enhance returns as well. In the last five years, the use of the investment strategy of concentration in just a few companies has decreased. In the future, a broader stock market and diversification may be the basis of competitive returns. We detect that many investors continue to believe they need only to invest in a few chosen names to generate attractive returns. We think this type of inflexible investment thinking may be put to the test in the next few years.

Thank you for your investment in the Smith Barney Principal Return Fund -- Security and Growth Fund.

Sincerely,

/s/ John G. Goode

John G. Goode
Vice President and Investment Officer

December 21, 2000

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings of November 30, 2000 and is subject to change.


      6   Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                         Net Asset Value
                       ------------------
                       Beginning    End       Income   Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
11/30/00                 $ 9.56    $ 9.92     $0.39       $3.40         43.74%
--------------------------------------------------------------------------------
11/30/99                   8.73      9.56      0.31        0.00         13.47
--------------------------------------------------------------------------------
11/30/98                  10.12      8.73      0.28        0.08        (10.43)
--------------------------------------------------------------------------------
11/30/97                  10.22     10.12      0.03        1.75         16.42
--------------------------------------------------------------------------------
11/30/96                  10.68     10.22      0.62        0.99         11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95        9.60     10.68      0.00        0.14         12.70+
================================================================================
Total                                         $1.63       $6.36
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                Without               With
                                            Sales Charges(1)    Sales Charges(2)
================================================================================
Year Ended 11/30/00                              43.74%               N/A
--------------------------------------------------------------------------------
Five Years Ended 11/30/00                        13.58                N/A
--------------------------------------------------------------------------------
3/30/95* through 11/30/00                        14.25               13.43%
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                                     Without
                                                                Sales Charges(1)
================================================================================
3/30/95* through 11/30/00                                           113.06%
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable during the initial offering period.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


      7   Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                  Growth of $10,000 Invested in Shares of the
              Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
================================================================================
                           March 1995 -- November 2000

[GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                                           Lehman Bros.
                       Security and      Intermediate Term       Russell
                       Growth Fund         Gov't Index         2000 Index
--------------------------------------------------------------------------------
3/30/95                    9600               10000               10000
11/95                     10819               10877               11963
11/96                     12025               11493               13938
11/97                     14000               12214               17201
11/98                     12540               13306               16062
11/99                     14229               13466               18579
11/30/2000                20454               14798               19488

+ Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2000. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


      8   Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        November 30, 2000
================================================================================
   SHARES                               SECURITY                        VALUE
================================================================================
COMMON STOCK -- 49.8%
Aerospace/Defense -- 1.7%
     50,000   Raytheon Co., Class B Shares*                         $  1,753,125
--------------------------------------------------------------------------------
Basic Materials -- 6.0%
     90,000   Allegheny Technologies Inc.*                             1,788,750
     50,000   Brush Engineered Materials Inc.                            956,250
    225,000   Kaiser Aluminum Corp.+                                   1,082,812
     30,000   Precision Castparts Corp.                                1,059,375
     95,000   RTI International Metals, Inc.+                          1,240,937
--------------------------------------------------------------------------------
                                                                       6,128,124
--------------------------------------------------------------------------------
Building/Construction -- 1.2%
    125,000   Clayton Homes, Inc.                                      1,257,813
--------------------------------------------------------------------------------
Chemicals -- 5.8%
     70,000   The Dow Chemical Co.*                                    2,139,375
     82,500   Engelhard Corp.                                          1,624,219
     75,000   Rohm & Haas Co.*                                         2,231,250
--------------------------------------------------------------------------------
                                                                       5,994,844
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 0.2%
     24,100   MEMC Electronic Materials, Inc.+                           174,725
  6,090,908   Power Spectra, Inc.+++                                      60,909
--------------------------------------------------------------------------------
                                                                         235,634
--------------------------------------------------------------------------------
Energy -- 6.8%
     30,000   Anadarko Petroleum Corp.*                                1,785,000
     15,000   Burlington Resources Inc.*                                 612,188
     80,000   R&B Falcon Corp.+                                        1,520,000
     42,500   USX - Marathon Group                                     1,120,937
    120,000   Varco International, Inc.+                               1,897,500
--------------------------------------------------------------------------------
                                                                       6,935,625
--------------------------------------------------------------------------------
Environmental Services -- 0.4%
    115,000   Casella Waste Systems, Inc., Class A Shares+               438,438
--------------------------------------------------------------------------------
Financial Services -- 6.0%
     20,000   The Chase Manhattan Corp.*                                 737,500
     50,000   The CIT Group, Inc., Class A Shares*                       840,625
     60,000   Countrywide Credit Industries, Inc.                      2,227,500
     20,000   Cullen/Frost Bankers, Inc.                                 645,000
     50,000   Equifax Inc.                                             1,662,500
--------------------------------------------------------------------------------
                                                                       6,113,125
--------------------------------------------------------------------------------
Health Care -- 6.5%
      1,500   AeroGen, Inc.+*                                             19,125
     40,000   AmeriSource Health Corp.+                                1,970,000
     55,000   Aphton Corp.+                                            1,223,750

                       See Notes to Financial Statements.


      9   Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            November 30, 2000
================================================================================
   SHARES                               SECURITY                        VALUE
================================================================================
Health Care -- 6.5% (continued)
     50,000   Bentley Pharmaceuticals, Inc.+                        $    350,000
     35,000   Enzo Biochem, Inc.+*                                       997,500
     90,000   Health Net Inc.+                                         2,115,000
--------------------------------------------------------------------------------
                                                                       6,675,375
--------------------------------------------------------------------------------
Insurance -- 1.3%
     60,700   The First American Corp.                                 1,320,225
--------------------------------------------------------------------------------
Leisure -- 4.6%
     75,000   Callaway Golf Co.*                                       1,326,563
     75,000   Carnival Corp.                                           1,701,563
     35,000   Hasbro, Inc.                                               404,687
    100,000   Mattel, Inc.                                             1,262,500
--------------------------------------------------------------------------------
                                                                       4,695,313
--------------------------------------------------------------------------------
Retail -- 2.1%
     75,000   Albertson's, Inc.                                        1,917,188
     20,000   Circuit City Stores-Circuit City Group                     253,750
--------------------------------------------------------------------------------
                                                                       2,170,938
--------------------------------------------------------------------------------
Technology -- 5.0%

     30,000   Adobe Systems Inc.@                                      1,901,250
      6,800   Electronics for Imaging, Inc.+                              90,100
    125,000   Genuity Inc.+                                              539,062
     40,000   Inprise Corp.+                                             201,250
     75,000   JDA Software Group, Inc.+                                  909,375
     95,000   Lucent Technologies Inc.                                 1,478,437
--------------------------------------------------------------------------------
                                                                       5,119,474
--------------------------------------------------------------------------------
Telecommunications -- 1.4%
     25,000   Avaya Inc.+                                                292,188
     50,000   Rostelecom-Sponsored ADR                                   287,500
     55,000   WorldCom, Inc.+                                            821,562
--------------------------------------------------------------------------------
                                                                       1,401,250
--------------------------------------------------------------------------------
Transportation -- 0.8%
     48,900   Ryder System, Inc.                                         849,637
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $47,454,017)                                   51,088,940
================================================================================

                       See Notes to Financial Statements.


     10  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            November 30, 2000
================================================================================
 CONTRACTS                              SECURITY                        VALUE
================================================================================
PURCHASED OPTIONS -- 0.4%
Technology -- 0.4%
        300   Adobe Systems Inc., Put @ $70, Expire 1/20/01+
              (Cost -- $180,450)                                    $    378,750
================================================================================
================================================================================
    FACE
   AMOUNT                               SECURITY                        VALUE
================================================================================
U.S. TREASURY STRIPS -- 44.5%
$59,000,000   U.S. Treasury Strips, zero coupon due 8/15/05
              (Cost -- $41,973,122)                                   45,723,820
================================================================================
REPURCHASE AGREEMENT -- 5.3%
  5,486,000   Goldman, Sachs & Co., 6.480% due 12/1/00; Proceeds
                at maturity -- $5,486,987; (Fully collateralized
                by U.S. Treasury Bonds & Notes, 3.875% to 14.000%
                due 5/15/11 to 4/15/29; Market value -- $5,595,731)
                (Cost -- $5,486,000)                                   5,486,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $95,093,589**)                               $102,677,510
================================================================================
*     All or a portion of this security is on loan (See Note 7).
+     Non-income producing security.
++    Security is valued by the Fund's Board of Trustees (See Note 6).
@ All or a portion of this security is segregated for written option contracts (See Note 5).
**    Aggregate cost for Federal income tax purposes is substantially the same.

================================================================================
Schedule of Options Written                                    November 30, 2000
================================================================================
                                                             STRIKE
CONTRACTS                                     EXPIRATION      PRICE      VALUE
================================================================================
   300   Adobe Systems, Inc. (Premiums
         received -- $164,545)                  1/20/01       $97.50    $31,875
================================================================================

                       See Notes to Financial Statements.


     11  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            November 30, 2000
================================================================================

ASSETS:
   Investments, at value (Cost --$95,093,589)                       $102,677,510
   Cash                                                                      510
   Collateral for securities on loan (Note 7)                         12,263,493
   Dividends and interest receivable                                      72,458
--------------------------------------------------------------------------------
   Total Assets                                                      115,013,971
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                            12,263,493
   Distribution fees payable                                             242,255
   Management fees payable                                                43,753
   Payable for options written (Premiums received -- $164,545)
     (Note 5)                                                             31,875
   Payable for Fund shares purchased                                      26,683
   Accrued expenses                                                       72,745
--------------------------------------------------------------------------------
   Total Liabilities                                                  12,680,804
--------------------------------------------------------------------------------
Total Net Assets                                                    $102,333,167
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $     10,315
   Capital paid in excess of par value                                88,764,844
   Undistributed net investment income                                 2,684,000
   Accumulated net realized gain from security transactions
     and options                                                       3,157,417
   Net unrealized appreciation of investments and options              7,716,591
--------------------------------------------------------------------------------
Total Net Assets                                                    $102,333,167
================================================================================
Shares Outstanding                                                    10,315,451
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                              $       9.92
================================================================================

                       See Notes to Financial Statements.


     12  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended November 30, 2000
================================================================================

INVESTMENT INCOME:
   Interest                                                            $  3,366,619
   Dividends                                                                566,832
   Less: Foreign withholding tax                                               (350)
-----------------------------------------------------------------------------------
   Total Investment Income                                                3,933,101
-----------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                 508,406
   Distribution fees (Note 2)                                               254,203
   Shareholder and system servicing fees                                    124,773
   Audit and legal                                                           29,998
   Shareholder communications                                                24,008
   Trustees' fees                                                            19,532
   Custody                                                                    5,707
   Other                                                                      8,581
-----------------------------------------------------------------------------------
   Total Expenses                                                           975,208
-----------------------------------------------------------------------------------
Net Investment Income                                                     2,957,893
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)             29,555,796
     Options purchased                                                     (119,152)
     Options written                                                        174,518
-----------------------------------------------------------------------------------
   Net Realized Gain                                                     29,611,162
-----------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Options:
     Beginning of year                                                    4,622,981
     End of year                                                          7,716,591
-----------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                3,093,610
-----------------------------------------------------------------------------------
Net Gain on Investments and Options                                      32,704,772
-----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                 $ 35,662,665
===================================================================================

                       See Notes to Financial Statements.


     13  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                   For the Years Ended November 30,
                                                          2000            1999
===================================================================================
OPERATIONS:
  Net investment income                              $   2,957,893    $   3,270,765
  Net realized gain                                     29,611,162        8,507,982
  Increase in net unrealized appreciation                3,093,610          564,500
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                35,662,665       12,343,247
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (3,530,353)      (4,135,024)
  Net realized gains                                   (27,066,164)              --
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (30,596,517)      (4,135,024)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                          45,740           54,767
  Net asset value of shares issued
    for reinvestment of dividends                       29,456,735        4,000,610
  Cost of shares reacquired                            (20,912,551)     (46,313,926)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                              8,589,924      (42,258,549)
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                       13,656,072      (34,050,326)

NET ASSETS:
  Beginning of year                                     88,677,095      122,727,421
-----------------------------------------------------------------------------------
  End of year*                                       $ 102,333,167    $  88,677,095
===================================================================================
* Includes undistributed net investment income of:   $   2,684,000    $   3,250,729
===================================================================================

                       See Notes to Financial Statements.


     14  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under


     15  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended November 30, 2000, the Fund paid transfer agent fees of $114,039 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended November 30, 2000, SSB and its affiliates received $10,236 in brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of SSB.


     16  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investments

During the year ended November 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $52,385,383
--------------------------------------------------------------------------------
Sales                                                                 75,103,172
================================================================================

At November 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 15,211,324
Gross unrealized depreciation                                        (7,627,403)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  7,583,921
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-


     17  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred in the Fund during the year ended November 30, 2000:

                                                           Number of
                                                           Contracts   Premiums
===============================================================================
Options written, outstanding at November 30, 1999               --           --
Options written                                              1,390    $ 672,527
Options cancelled in closing purchase transactions            (710)    (367,877)
Options expired                                               (380)    (140,105)
-------------------------------------------------------------------------------
Options written, outstanding at November 30, 2000              300    $ 164,545
===============================================================================

6. Securities Valued by the Fund's Board of Trustees

The following securities held by the Fund on November 30, 2000, are illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Trustees taking into consideration the appropriate economic, financial and other pertinent available information pertaining to these securities.

                                                 Value             Percentage
                       Acquisition                Per     Fair      of Total
Security                  Date         Shares    Share    Value    Net Assets      Cost
==========================================================================================
Power Spectra Inc.       9/11/95     4,090,908   $0.01   $40,909      0.04%     $3,272,726
------------------------------------------------------------------------------------------
Power Spectra Inc.       4/10/97     2,000,000    0.01    20,000      0.02         500,000
==========================================================================================


     18  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 2000, the Fund loaned common stocks having a value of $11,663,776 and held the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 6.58% due 12/1/00                          $   810,227
   Credit Suisse, 6.58% due 12/1/00                                    1,784,925
   Fifth Third Bank, 6.58% due 12/1/00                                 1,843,569
   Wells Fargo Bank, 6.58% due 12/1/00                                 1,843,569

Floating Rate Notes:
   Amsouth Bank, 5.73% due 1/25/01                                       919,212
   Bear, Stearns & Co. Inc., 6.61% due 10/30/01                          380,405
   Bear, Stearns & Co. Inc., 6.65% due 8/10/01                           459,446
   First Union, 6.51% due 5/21/01                                          6,681
   Natexis Banque, 6.71% due 2/1/01                                      402,632

Certificates of Deposit:
   Norinchukin Bank, 6.72% due 1/16/01                                 1,436,762

Commercial Paper:
   CXC Inc., 6.66% due 1/5/01                                          1,784,322
   Park Avenue Rec., 6.66% due 1/8/01                                    591,743
--------------------------------------------------------------------------------
   Total                                                             $12,263,493
================================================================================

Income earned from securities lending by the Fund for the year ended November 30, 2000 was $11,099.


     19  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Shares of Beneficial Interest

At November 30, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                             Year Ended           Year Ended
                                          November 30, 2000    November 30, 1999
================================================================================
Shares sold                                       4,460                  412
Shares issued on reinvestment                 2,876,493              472,327
Shares reacquired                            (1,839,398)          (5,253,305)
--------------------------------------------------------------------------------
Net Increase (Decrease)                       1,041,555           (4,780,566)
================================================================================

9. Affiliated Transactions

At November 30, 2000, the Fund owned approximately 23% of Power Spectra, Inc. (with a value of $60,909), which represents less than 1% of the Fund's total net assets. Therefore, under the Investment Company Act of 1940, Power Spectra would be considered an affiliate of the Fund.


     20  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended November 30:

                                                  2000       1999        1998       1997       1996
=====================================================================================================
Net Asset Value, Beginning of Year               $ 9.56     $ 8.73     $ 10.12     $10.22     $10.68
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                            0.30       0.36        0.32       0.28       0.33
  Net realized and unrealized gain (loss) 3.85     0.78      (1.35)       1.40       0.82
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                4.15       1.14       (1.03)      1.68       1.15
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.39)     (0.31)      (0.28)     (0.03)     (0.62)
  Net realized gains                              (3.40)        --       (0.08)     (1.75)     (0.99)
-----------------------------------------------------------------------------------------------------
Total Distributions                               (3.79)     (0.31)      (0.36)     (1.78)     (1.61)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $ 9.92     $ 9.56     $  8.73     $10.12     $10.22
-----------------------------------------------------------------------------------------------------
Total Return                                      43.74%     13.47%     (10.43)%    16.42%     11.15%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)               $  102     $   89     $   123     $  204     $  244
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.96%      0.92%       0.94%      0.92%      0.99%
  Net investment income                            2.91       3.23        2.88       2.62       2.88
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              55%        31%         23%        20%        43%
=====================================================================================================


     21  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Security and Growth Fund of Smith Barney Principal Return Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                KPMG LLP

New York, New York
January 12, 2001


     22  Security and Growth Fund  |  2000 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2000:

      o     A corporate dividends received deductions of 6.34%.

      o     Total long-term capital gain distributions paid of $23,063,095.

A total of 35.74% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


     23  Security and Growth Fund  |  2000 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SECURITY AND
GROWTH FUND
--------------------------------------------------------------------------------

                                  ----------------------------------------------
                                  TRUSTEES

                                  Paul R. Ades
                                  Herbert Barg
                                  Dwight B. Crane
                                  Frank Hubbard
                                  Heath B. McLendon, Chairman
                                  Jerome Miller
                                  Ken Miller
                                  John F. White, Emeritus

                                  OFFICERS

                                  Heath B. McLendon
                                  Chief Executive Officer

                                  Lewis E. Daidone
                                  Senior Vice President
                                  and Treasurer

                                  John G. Goode
                                  Vice President and
                                  Investment Officer

                                  Paul A. Brook
                                  Controller

                                  Christina T. Sydor
                                  Secretary

                                  INVESTMENT ADVISOR

                                  SSB Citi Fund Management LLC

                                  DISTRIBUTOR

                                  Salomon Smith Barney Inc.

                                  CUSTODIAN

                                  PFPC Trust Company

                                  TRANSFER AGENT

                                  Citi Fiduciary Trust Company
                                  125 Broad Street, 11th Floor
                                  New York, New York 10004

                                  SUB-TRANSFER AGENT

                                  PFPC Global Fund Services
                                  P.O. Box 9699
                                  Providence, Rhode Island
                                  02940-9699
                                  ----------------------------------------------

--------------------------------------------------------------------------------

Security and Growth Fund
--------------------------------------------------------------------------------

                                  This report is submitted for general
                                  information of the shareholders of Smith
                                  Barney Principal Return Fund -- Security and
                                  Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

                                  SECURITY AND GROWTH FUND
                                  388 Greenwich Street, MF-2
                                  New York, New York 10013

                                  For complete information on any Smith Barney
                                  Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

                                  www.smithbarney.com/mutualfunds

                                         SALOMON SMITH BARNEY
                                  ---------------------------
                                  A member of citigroup[LOGO]

                                  Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                  FD01052 1/01

--------------------------------------------------------------------------------